                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q of Aspen Insurance
Holdings Limited (the "Company") for the three months ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the
"Report"), Christopher O'Kane as Chief Executive Officer of the Company and
Julian Cusack as Chief Financial Officer, each hereby certifies, pursuant to 18
U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of
2002, that:

     (1)  The Report fully complies with the requirements of Section 13(a) or
          15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                           By:  /s/ Christopher O'Kane
                                                -------------------------------
                                                Name:  Christopher O'Kane
                                                Title: Chief Executive Officer
                                                Date:  November 12, 2004

                                           By:  /s/ Julian Cusack
                                                -------------------------------
                                                Name: Julian Cusack
                                                Title: Chief Financial Officer
                                                Date:  November 12, 2004

     This certification accompanies the Report pursuant to ss. 906 of the
Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the
Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of ss.18 of the Securities Exchange Act of 1934, as amended.